LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II
                                  (the "Funds")

                            SUPPLEMENT TO PROSPECTUS

On October 26, 2000, the Board of Trustees that oversees each of the Funds, approved a proposal to appoint Stein Roe Investment Counsel LLC as sub-advisor to the Funds, subject to shareholder approval. Stein Roe & Farnham Incorporated
(SRF) currently serves as the investment advisor to each Fund. A core portfolio team of investment professionals within Private Capital Management (PCM), a strategic business unit within SRF, runs the day-to-day business of each Fund, including placing all orders for the purchase and sale of each Fund's portfolio securities. In a transaction currently scheduled to close by December 31, 2000, PCM will commence operations as an independent and unaffiliated federally-registered investment advisor called Stein Roe Investment Counsel LLC
(SRIC) owned substantially by certain persons previously involved in the business of PCM. The Board of Trustees has approved the retention by SRF of SRIC as a sub-advisor to manage the investment assets of each Fund. Under this arrangement, which is proposed to begin on or about January 1, 2001, the same core portfolio team of investment professionals that has been running the day-to-day business of each Fund under SRF will continue to do so as part of SRIC.

Shareholders of each Fund are scheduled to vote on the proposal at a special meeting of shareholders currently scheduled to be held on December 27, 2000 and will be mailed information detailing the proposal on or about November 17, 2000.

G-36/684D-1100                                               November 1, 2000